EXHIBIT 10.8

                          TRADEMARK SECURITY AGREEMENT


     This Trademark Security Agreement ("Agreement") is made this 20th day of March, 2002, by BLONDER TONGUE LABORATORIES, INC., a Delaware corporation, having a mailing address of One Jake Brown Road, Old Bridge, New Jersey 08857 ("Borrower") and delivered to COMMERCE BANK, N.A. having a mailing address of 1701 Route 70 East, Cherry Hill, New Jersey 08034 ("Lender").

                                   BACKGROUND
                                   ----------

     A. This Agreement is being executed contemporaneously with that certain Loan and Security Agreement between Borrower and Lender dated the date hereof ("Loan Agreement"), under which Borrower is granting Lender a lien on and security interest in certain assets of Borrower associated with or relating to
services  or  products  sold  under  Borrower's   trademarks  and  the  goodwill
associated therewith, and under which Lender is entitled to foreclose or otherwise deal with such assets under the terms and conditions set forth therein. Capitalized terms not defined herein shall have the meanings given to such terms in the Loan Agreement.

     B. Borrower has adopted, used and is using (or has filed applications for the registration of) the trademarks, servicemarks and tradenames listed on Schedule "A" attached hereto and made part hereof (all such marks or names hereinafter referred to as the "Trademarks").

     C. Pursuant to the Loan Agreement, Lender is acquiring a lien on, security interest in and a license to use the Trademarks and the registration thereof, together with all the goodwill of Borrower associated therewith and represented thereby, as security for all of Borrower's Obligations, and Lender desires to have its security interest in such Trademarks confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office.

     NOW THEREFORE, with the foregoing Background hereinafter deemed incorporated by reference and made a part hereof, and in consideration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

     1. In consideration of and pursuant to the terms of the Loan Agreement, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure all of the Obligations, Borrower grants to Lender a lien on and security interest in all of Borrower's present and future right, title and interest in and to the Trademarks, together with all the goodwill of Borrower associated with and represented by the Trademarks, and the registration thereof and the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits.

     2. Borrower hereby covenants and agrees to maintain the Trademarks as permitted under applicable law in full force and effect until all of the Obligations are indefeasibly paid and satisfied in full and the Revolving Credit is terminated.

     3. Borrower represents, warrants and covenants to Lender that:

          (a) The Trademarks are subsisting and have not been adjudged invalid or unenforceable;

          (b) All of the Trademarks (other than application for the registration thereof which have been filed) are registered, valid and enforceable;

          (c) Borrower is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks, and each of the Trademarks is free and clear of any liens, charges and encumbrances including, without limitation, pledges, assignments, licenses (other than to Surety, Borrower and Lender hereunder) and covenants by Borrower not to sue third persons;

          (d) Borrower has the corporate power and authority to enter into this Agreement and perform its terms;

          (e) Borrower has complied with, and will continue for the duration of this Agreement to comply with the requirements set forth in 15 U.S.C. Sec. 1051-1127 and any other applicable statutes, rules and regulations in connection with its use of the Trademarks except where failure to comply would not have a Material Adverse Effect on Borrower or its property;

          (f) Borrower has no notice of any suits or actions commenced or threatened against it, or notice of claims asserted or threatened against it, with reference to the Trademarks; and

          (g) Borrower has used and will continue to use for the duration of this Agreement, consistent standards of quality in services or products leased or sold under the Trademarks and hereby grants to Lender and its employees and agents the right (with no obligation of any kind upon Lender to do so) to visit Borrower's affiliates, franchises or management locations and to inspect the use of the Trademarks and quality control records relating thereto at reasonable times during regular business hours to ensure Borrower's compliance with this paragraph 3(g).

     4. Borrower further covenants that:

          (a) Until all of the Obligations are indefeasibly paid and satisfied in full and the Revolving Credit is terminated, Borrower will not enter into any agreement, including, without limitation, license agreements or options, which are inconsistent with Borrower's obligations under this Agreement, Borrower's obligations under the Loan Agreement or which restrict or impair Lender's rights hereunder.

          (b) If Borrower acquires rights to any new trademarks, the provisions of this Agreement shall automatically apply thereto and such trademarks shall be deemed part of the Trademarks. Borrower shall give Lender prompt written notice thereof along with an amended Schedule "A."

     5. So long as this Agreement is in effect and so long as Borrower has not received notice from Lender that an Event of Default has occurred under the Loan Agreement and that

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

Lender has not elected to exercise its rights hereunder: (i) Borrower shall continue to have the exclusive right to use the Trademarks; and (ii) Lender shall have no right to use the Trademarks or issue any exclusive or non-exclusive license with respect thereto, or assign, pledge or otherwise transfer title in the Trademarks to anyone else.

     6. Borrower agrees not to sell, grant any option, assign or further encumber its rights and interest in the Trademarks to any entity or person other than Lender, Borrower or any Surety without the prior written consent of Lender.

     7. Anything herein contained to the contrary notwithstanding, if and while an Event of Default exists under the Loan Agreement, Borrower hereby covenants and agrees that Lender, as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in the jurisdiction set forth in Section
9.1 of the Loan Agreement, may take such action permitted hereunder, in its exclusive discretion, to foreclose upon the Trademarks covered hereby. For such purposes, while an Event of Default exists, Borrower hereby authorizes and empowers Lender to make, constitute and appoint any officer or agent of Lender as Lender may select, in its exclusive discretion, as Borrower's true and lawful attorney-in-fact, with the power to endorse Borrower's name on all applications, documents, papers and instruments necessary for Lender to use the Trademarks or to grant or issue any exclusive or non-exclusive license under the Trademarks to anyone else, or necessary for Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone else including, without limitation, the power to execute a Trademark Assignment in the form attached hereto as Exhibit 1. Borrower hereby ratifies all that such attorney or agent shall lawfully do or cause to be done by virtue hereof, except for the gross negligence or willful misconduct of such attorney or agent. This power of attorney shall be irrevocable for the life of this Agreement, the Loan Agreement, and until all of the Obligations are indefeasibly paid and satisfied in full and the Revolving Credit is terminated.

     8. This Agreement shall be subject to the terms, provisions, and conditions set forth in the Loan Agreement and may not be modified without the written consent of the party against whom enforcement is being sought.

     9. All rights and remedies herein granted to Lender shall be in addition to any rights and remedies granted to Lender under the Loan Documents. In the event of an inconsistency between this Agreement and Loan Agreement, the language of this Agreement shall control.

     10. Upon Borrower's performance of all of the obligations under the Loan Agreement and after all of the Obligations are indefeasibly paid and satisfied in full and the Revolving Credit is terminated, Lender shall, at Borrower's expense, execute and deliver to Borrower all documents reasonably necessary to terminate Lender's security interest in the Trademarks.

     11. Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by Lender in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining, preserving the Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Trademarks, in each case in accordance with the terms of this Agreement, shall be borne and paid by Borrower on demand by Lender and until so paid shall be added to the principal amount of the Obligations to Lender and shall bear interest at the otherwise applicable rate prescribed in the Loan Agreement.

     12. Subject to the terms of this Agreement, Borrower shall have the duty to prosecute diligently any application and/or registration with respect to the Trademarks pending as of the date of this Agreement or thereafter, until all of the Obligations are indefeasibly paid and satisfied in full and the Revolving Credit is terminated, to preserve and maintain all rights in the Trademarks, and upon reasonable request of Lender, Borrower shall make federal application on registerable but unregistered Trademarks belonging to Borrower and licensed to Borrower unless Borrower determines in good faith that failure to register such Trademarks would not have a Material Adverse Effect on Borrower or its Property. Any reasonable expenses incurred in connection with such applications shall be borne exclusively by Borrower. Borrower shall not abandon any Trademarks without the prior written consent of Lender.

     13. Borrower shall have the right to bring suit in its own name to enforce the Trademarks, in which event Lender may, if Borrower reasonably deems it necessary, be joined as a nominal party to such suit if Lender shall have been satisfied, in its sole discretion, that it is not thereby incurring any risk of liability because of such joinder. Borrower shall promptly, upon demand, reimburse and indemnify Lender for all damages, costs and expenses, including reasonable attorneys' fees and costs, incurred by Lender in the fulfillment of the provisions of this paragraph.

     14. Upon the occurrence of an Event of Default under the Loan Agreement, Lender may, without any obligation to do so, complete any obligation of Borrower hereunder, in Borrower's name or in Lender's name, but at the expense of Borrower.

     15. No course of dealing between Borrower and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, and all of Lender's rights and remedies with respect to the Trademarks, whether established hereby or by the Loan Agreement, or by any other future agreements between Borrower and Lender or by law, shall be cumulative and may be exercised singularly or concurrently.

     16. The provisions of this Agreement are severable and the invalidity or unenforceability of any provision herein shall not affect the remaining provisions which shall continue unimpaired and in full force and effect.

     17. This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

     18. Borrower irrevocably agrees to consent to the jurisdiction of the state and federal courts of the jurisdiction set forth in Section 9.1 of the Loan Agreement, without regard to its otherwise applicable principles or conflicts of law.

     19. BORROWER (AND LENDER BY ITS ACCEPTANCE HEREOF) HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE

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

LOAN AGREEMENT OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN AGREEMENT.

     IN WITNESS WHEREOF, the parties hereto have executed this Trademark Security Agreement, under seal, the day and year first above written.


                                 BORROWER:
                                 BLONDER TONGUE LABORATORIES, INC.


                                 By: /s/ James A. Luksch
                                    -----------------------------------------
                                    James A. Luksch, President and CEO


                                                                (Corporate Seal)



                                 Address: c/o Blonder Tongue Laboratories, Inc. One Jake Brown Road
                                           Old Bridge, NJ 08857
                                           Attn:   President


APPROVED AND ACCEPTED:
COMMERCE BANK, N. A.


By: /s/ Kurt J. Fuoti
   -------------------------------------
   Kurt J. Fuoti, Vice President



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

                            CORPORATE ACKNOWLEDGMENT
                            ------------------------


UNITED STATES OF AMERICA            :
COMMONWEALTH OF PENNSYLVANIA        :SS
COUNTY OF PHILADELPHIA              :

     On this 20th day of March, 2002, before me personally appeared JAMES A. LUKSCH, to me known and being duly sworn, deposes and says that he is the President and CEO of BLONDER TONGUE LABORATORIES, INC., the corporation described in the foregoing Agreement; that he knows the seal of the corporation; that the seal so affixed to the Agreement is such corporate seal; that he signed the agreement and affixed the seal of the corporation thereto as such officer pursuant to the authority vested in him by law; that the within Agreement is the voluntary act of such corporation; and he/she desires the same to be recorded as such.


                                                        ------------------------
                                                        Notary Public
                                                        My Commission Expires:

                   SCHEDULE A TO TRADEMARK SECURITY AGREEMENT
                   ------------------------------------------


                 APPLICATION OR
TRADEMARK        REGISTRATION NO.          COUNTRY            FILING DATE
---------        ----------------          -------            -----------


BLONDER TONGUE        819,812                US                 12/6/66
                                                            Renewed: 12/16/86



BT (with design)      821,512                US                  1/3/67
                                                            Renewed: 12/16/86

                    EXHIBIT 1 TO TRADEMARK SECURITY AGREEMENT
                    -----------------------------------------


                              TRADEMARK ASSIGNMENT


     WHEREAS, BLONDER TONGUE LABORATORIES, INC., a Delaware corporation ("Grantor"), is the registered owner of the United States trademarks, tradenames and registrations listed on Schedule "A" attached hereto and made a part hereof (the "Trademarks"), which are registered in the United States Patent and Trademark Office; and


     WHEREAS, ___________________("Grantee") having a place of business at ___________________________________, is desirous of acquiring the Trademarks;


     NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, Grantor, its successors and assigns, does hereby transfer, assign and set over unto Grantee, its successors, transferees and assigns, all of its present and future right, title and interest in and to the Trademarks and all proceeds thereof and all goodwill associated therewith.


     IN WITNESS WHEREOF, the undersigned has caused this Trademark Assignment to be executed as of the ____ day of _________, 200___.


                                              BLONDER TONGUE LABORATORIES, INC.



Witness:  _____________________               By:_______________________________
                                                         As Attorney-in-fact

                            CORPORATE ACKNOWLEDGMENT
                            ------------------------



UNITED STATES OF AMERICA                   :
STATE OF ______________________            :        SS
COUNTY OF _____________________             :



     On this the ____ day of _____________, 200___ before me a Notary Public for the said County and State, personally appeared ______________________________ known to me or satisfactorily proven to me to be attorney-in-fact on behalf of BLONDER TONGUE LABORATORIES, INC. ("Grantor"), and he/she acknowledged to me that he/she executed the foregoing Trademark Assignment on behalf of Grantor, and as the act and deed of Grantor for the purposes therein contained.


     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                   -----------------------------
                                                         (Individual Notary)

                                                   My Commission Expires:

                                                   _____________, ______

                       SCHEDULE A TO TRADEMARK ASSIGNMENT
                       ----------------------------------




                      APPLICATION/OR
TRADEMARK             REGISTRATION NO.          COUNTRY          FILING DATE
---------             ----------------          -------          -----------


BLONDER TONGUE            819,812                US               12/6/66
                                                              Renewed: 12/16/86



BT (with design)          821,512                US               1/3/67
                                                              Renewed: 12/16/86


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